EXHIBIT 10.68



                       SHAREHOLDERS  AGREEMENT

     THIS SHAREHOLDERS AGREEMENT (this "Agreement"), dated as of September 30, 1998, is entered into by and between Triton Energy Limited, a Cayman Islands company (the "Company"), and HM4 Triton, L.P., a Cayman Islands exempted limited partnership (the "Purchaser").

     In consideration of the obligations of the Company and Purchaser under the Stock Purchase Agreement (as hereinafter defined), the premises, mutual covenants and agreements hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                             ARTICLE  1

                            DEFINITIONS

   Section  1.1     Definitions.
                      -----------

    "8% Preference Shares" means the 8% Convertible Preference Shares of the Company, par value $.01 per share.

    "8% Preference Shares Authorization" means the unanimous written consent of the Board authorizing the 8% Preference Shares.

    "Advice" shall  have  the  meaning  provided  in  Section  2.5  hereof.

    "Affiliate" means, with respect to any Person, any Person who, directly or indirectly, controls, is controlled by or is under common control with that Person.

    "Agreement" means this Shareholders Agreement, as such from time to time may be amended.

    "ARCO Shareholders Agreement" shall have the meaning provided in Section 4.3(ii) hereof.

    "Asset Acquisition" shall mean (i) an Investment by the Company or any Subsidiary of the Company in any other Person pursuant to which such Person shall become a Subsidiary of the Company or shall be consolidated or merged with the Company or any Subsidiary of the Company or (ii) the acquisition by the Company or any Subsidiary of the Company of assets of any Person comprising a division, line of business or substantial portion of the assets of such Person.

    "Asset Sale" shall mean any direct or indirect sale, issuance, conveyance, transfer, lease (other than operating leases entered into in the ordinary course of business), assignment or other transfer for value by the Company or any of its Subsidiaries (excluding any Sale and Leaseback Transaction or any pledge of assets or stock by the Company or any of its Subsidiaries) to any Person other than the Company or a wholly owned Subsidiary of the Company of (i) any Capital Stock of any Subsidiary of the Company or (ii) any other property or assets of the Company or any Subsidiary of the Company other than in the ordinary course of business.

    "Board"  means  the  board  of  directors  of  the  Company.

    "Business Day" shall mean any day other than a Saturday, Sunday or a day on which state or federally chartered banking institutions in New York City, New York or Dallas, Texas are not required to be opened.

    "Class  Directors"  shall have the meaning provided in Section 4.1.8 hereof.

    "Commodity Agreement" shall mean any commodity futures contract, commodity option or other similar agreement or arrangement entered into by the Company or any of its Subsidiaries designed to protect the Company or any of its Subsidiaries against fluctuations in the price of commodities actually used or bought or sold in the ordinary course of business of the Company and its Subsidiaries.

    "Common Stock" means the ordinary shares, $0.01 par value per share, of the Company, and any shares or capital stock for or into which such Common Stock hereafter is exchanged, converted, reclassified or recapitalized by the Company or pursuant to an agreement to which the Company is a party.

    "Common Stock Equivalents" means, without duplication with any other Common Stock or Common Stock Equivalents, any rights, warrants, options, convertible securities or indebtedness, exchangeable securities or indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, Common Stock of the Company and securities convertible or exchangeable into Common Stock of the Company, whether at the time of issuance or upon the passage of time or the occurrence of some future event.

    "Company" shall have the meaning set forth in the introductory paragraph hereof.

    "Consolidated EBITDA" shall mean, with respect to any Person, for any period, the sum (without duplication) of (i) Consolidated Net Income and (ii) to the extent Consolidated Net Income has been reduced thereby, (A) all income taxes of such Person and its Subsidiaries paid or accrued in accordance with GAAP for such period (other than income taxes attributable to extraordinary or nonrecurring gains or losses), (B) Consolidated Interest Expense and (C) Consolidated Non-Cash Charges, all as determined on a consolidated basis for such Person and its Subsidiaries in conformity with GAAP.

    "Consolidated Interest Expense" shall mean, with respect to any Person for any period, without duplication, the sum of (i) the interest expense of such Person and its Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP, including, without limitation, (a) any amortization of debt discount, (b) the net cost under Interest Swap Obligations (including any amortization of discounts), (c) the interest portion of any deferred payment obligation, (d) all commissions, discounts and other fees and charges owed with respect to letters of credit, bankers acceptance financing or similar facilities, and (e) all accrued interest and (ii) the interest component of Capitalized Lease Obligations paid or accrued by such Person and its Subsidiaries during such period as determined on a consolidated basis in accordance with GAAP.

    "Consolidated Net Income" of any Person shall mean, for any period, the aggregate net income (or loss) of such Person and its Subsidiaries for such period on a consolidated basis, determined in accordance with GAAP; provided
                                                                        --------
that there shall be excluded therefrom, without duplication, (a) gains and losses from Asset Sales or abandonments or reserves relating thereto and the related tax effects, (b) items classified as extraordinary or nonrecurring gains and losses, and the related tax effects according to GAAP, (c) the net income (or loss) of any Person acquired in a pooling of interests transaction accrued prior to the date it becomes a Subsidiary of such first referred to Person or is merged or consolidated with it or any of its Subsidiaries, (d) the net income of any Subsidiary to the extent that the declaration of dividends or similar distributions by that Subsidiary of that income is restricted by contract, operation of law or otherwise, (e) the net income of any Person, other than a Subsidiary, except to the extent of the lesser of (x) dividends or distributions paid to such first referred to Person or its Subsidiary by such Person and (y) the net income of such Person (but in no event less than zero), and the net loss of such Person shall be included only to the extent of the aggregate Investment of the first referred to Person or a consolidated Subsidiary of such Person and
(f) any non-cash expenses attributable to grants or exercises of employee stock options.

    "Consolidated Non-Cash Charges" shall mean, with respect to any Person for any period, the aggregate depreciation, amortization and other non-cash expenses of such Person and its Subsidiaries (excluding any such charges constituting an extraordinary or nonrecurring item) reducing Consolidated Net Income of such Person and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

    "Credit Agreements" means, collectively, (i) that certain Credit Agreement between the Company and Soci t G n rale, Southwest Agency, dated October 8, 1997, as amended, (ii) that certain Credit Agreement between the Company and Barclays Bank PLC, dated November 26, 1997, as amended, (iii) that certain Credit Agreement between the Company and Toronto Dominion (Texas), Inc., dated November 26, 1997, as amended, (iv) that certain Credit Agreement between the Company and Union Bank of California, N.A., dated December 31, 1997, as amended,
(v) that certain Credit Agreement between the Company and Credit Suisse First Boston, dated February 9, 1998, as amended, and (vi) that certain Demand Promissory Note with Banque Paribas dated September 15, 1997.

    "Currency Agreement" shall mean any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect the Company or any of its Subsidiaries against fluctuations in currency values.

    "Current Market Price" of Common Stock or any other class of stock or other security of the Company or any other issuer for any day shall mean the last reported sales price, regular way on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the New York Stock Exchange ( NYSE )
                                                                          ----
or, if such security is not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such security is listed or admitted for trading or, if not listed or admitted for trading on any national securities exchange, on The Nasdaq Stock Market or, if such security is not quoted  on  The  Nasdaq  Stock  Market, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ( NASDAQ )
                                                                        ------
or, if bid and asked prices for such security on such day shall not have been reported through NASDAQ, the average of the bid and asked prices on such day as furnished by any NYSE member firm regularly making a market in such security selected for such purpose by the Board or, if no such market is regularly made, as determined by a majority of the Board based on advice of an independent appraiser selected by a majority of the Board.

    "Demand Registration" shall have the meaning set forth in Section 2.1.1 hereof.

    "Demand Request"  shall have the meaning set forth in Section 2.1.1. hereof.

    "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder.

    "Excluded  Registration"  means  a  registration under the Securities Act of
(i) securities registered on Form S-8 or any similar successor form and (ii) securities registered to effect the acquisition of all or a substantial portion of the securities of a Person or a substantial portion of its assets or a merger or other combination with another Person.

    "GAAP" shall mean United States generally accepted accounting principles, applied on a consistent basis for the periods involved.

    "Holder" shall mean Purchaser and shall include all direct or indirect transferees of Purchaser who shall become a party to this Agreement, and each subsequent transferee of any such Holder who shall become a party to or otherwise agree to be bound by this Agreement. Holders shall mean each Holder collectively. If at any time there is more than one Holder, except as otherwise specifically set forth in this Agreement, any notices, designations, consents, or similar actions to be taken by the Holder or Holders hereunder shall be taken as provided in Section 4.4.

    "Immediate Family" means the spouse of an individual and the grandparents, parents, siblings and children (and children and spouses of any of the foregoing) of the individual or his or her spouse. An adopted child will be treated as the child of his or her adoptive parent or parents if (but only if) he or she was adopted before he or she reached 21 years of age.

    "Inspectors"  shall  have  the  meaning  provided  in Section 2.5(x) hereof.

    "Indebtedness" shall mean with respect to any Person, without duplication, any liability of such Person (i) for borrowed money, (ii) evidenced by bonds, debentures, notes or other similar instruments, (iii) constituting Capitalized Lease Obligations, (iv) incurred or assumed as the deferred purchase price of property, or pursuant to conditional sale obligations and title retention agreements (but excluding trade accounts payable arising in the ordinary course of business), (v) for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction, (vi) for Indebtedness of others guaranteed by such Person, (vii) for Interest Swap Obligations, Commodity Agreements and Currency Agreements and (viii) for Indebtedness of any other Person of the type referred to in clauses (i) through (vii) which is secured by any Lien on any property or asset of such first referred to Person, the amount of such Indebtedness being deemed to be the lesser of the value of such property or asset or the amount of the Indebtedness so secured. The amount of Indebtedness of any Person at any date shall be (A) the outstanding principal amount of all unconditional obligations described above, as such amount would be reflected on a balance sheet prepared in accordance with GAAP, and (B) with respect to all contingent obligations described above, the maximum liability as of such date of such Person for any guarantees of Indebtedness for borrowed money of any other Person and the amount required under GAAP to be accrued with respect to any other contingent obligation.

    "Interest Swap Obligations" shall mean the obligations of any Person under any interest rate protection agreement, interest rate future, interest rate option, interest rate swap, interest rate cap or other interest rate hedge or arrangement.

    "Investment" shall mean (i) any transfer or delivery of cash, stock or other property of value in exchange for Indebtedness, stock or other security or ownership interest in any Person by way of loan, advance, capital contribution, guarantee or otherwise and (ii) an investment deemed to have been made by the Company at the time any entity which was a Subsidiary of the Company ceases to be such a Subsidiary in an amount equal to the value of the loans and advances made, and any remaining ownership interest in, such entity immediately following such entity ceasing to be a Subsidiary of the Company. The amount of any non-cash Investment shall be the fair market value of such Investment, as determined conclusively in good faith by management of the Company unless the fair market value of such Investment exceeds $1,000,000, in which case the fair market value shall be determined conclusively in good faith by the Board of Directors at the time such Investment is made.

    "Issue Date" shall have the meaning ascribed to such term under the 8% Convertible Preference Shares Authorization.

    "Junior Shares" has the meaning provided in the 8% Preference Shares Authorization.

    "Leverage Ratio" shall mean the ratio of (i) the aggregate outstanding amount of Indebtedness of the Company and its Subsidiaries (including Permitted Indebtedness) as of the date of calculation on a consolidated basis in accordance with GAAP (subject to the terms described in the next paragraph) plus
(A) the aggregate liquidation preference on such date of (1) all outstanding Preferred Stock of the Company's Subsidiaries (except Preferred Stock issued to the Company or a wholly owned Subsidiary of the Company and except Preferred Stock issued by Triton International Oil Corporation in respect of costs to conduct petroleum operations pursuant to Section 8.3 of the Shareholders Agreement with ARCO JDA Limited), (2) all Senior Shares, (3) all Parity Liquidation Shares and (4) all other outstanding shares of Preferred Stock of the Company the terms of which require, or permit the holder thereof to require, the Company to redeem all or any portion thereof at a future date, but in the case of clause (4), only with respect to the present value of such amount as required to be redeemed or with respect to which the holders thereof could require redemption, calculated at a discount rate equal to the weighted average of the interest rates under the Credit Agreements (or any Refinancing Indebtedness related thereto as from time to time in effect) (excluding in each of cases (2), (3) and (4) such securities issued to a wholly-owned Subsidiary of the Company) less (B) cash and the current market value of marketable securities held by the Company and its Subsidiaries to (ii) the Consolidated EBITDA of the Company for the four full fiscal quarters (the Four Quarter Period ) ending on
                                                 -------------------
or  as  of  the  most  recent  quarter  end  prior to the date of determination.

     For purposes of this definition, the amount of Indebtedness which is issued at a discount shall be deemed to be the accreted value of such Indebtedness at the end of the Four Quarter Period, whether or not such amount is the amount then reflected on a balance sheet prepared in accordance with GAAP. In addition to the foregoing, for purposes of this definition, Consolidated EBITDA shall be calculated on a pro forma basis after giving effect to (i) the incurrence of the Indebtedness of such Person and its Subsidiaries and the issuance of the Preferred Stock of such Person and its Subsidiaries (and the application of the proceeds therefrom) giving rise to the need to make such calculation and any incurrence (and the application of the proceeds therefrom) or repayment of other Indebtedness, other than the incurrence or repayment of Indebtedness pursuant to working capital facilities, at any time subsequent to the beginning of the Four Quarter Period and on or prior to the date of determination, as if such incurrence or issuance (and the application of the proceeds thereof), or the repayment, as the case may be, occurred on the first day of the Four Quarter Period, (ii) any Asset Sales or Asset Acquisitions (including without limitation any Asset Acquisition giving rise to the need to make such calculation as a result of such Person or one of its Subsidiaries (including any Person that becomes a Subsidiary as a result of such Asset Acquisition) incurring, assuming or otherwise becoming liable for Indebtedness or issuing Preferred Stock) at any time on or subsequent to the first day of the Four Quarter Period and on or prior to the date of determination, as if such Asset Sale or Asset Acquisition (including the incurrence, assumption or liability for any such Indebtedness and the issuance of such Preferred Stock and also including any Consolidated EBITDA associated with such Asset Acquisition) occurred on the first day of the Four Quarter Period and (iii) cost savings resulting from employee terminations, facilities consolidations and closings, standardization of employee benefits and compensation practices, consolidation of property, casualty and other insurance coverage and policies, standardization of sales representation commissions and other contract rates, and reductions in taxes other than income taxes
(collectively  Cost  Savings  Measures  ),  which  cost  savings  the  Company
               -----------------------
reasonably believes in good faith would have been achieved during the Four Quarter Period as a result of such Asset Acquisitions (regardless of whether such cost savings could then be reflected in pro forma financial statements under GAAP, Regulation S-X promulgated by the Commission or any other regulation or policy of the Commission), provided that both (A) such cost savings and Cost Savings Measures were identified and such cost savings were quantified in an officer's certificate delivered to the Board of Directors (with a copy delivered to Purchaser) at the time of the consummation of the Asset Acquisition and such officer 's certificate states that such officer believes in good faith that actions will be commenced or initiated within 90 days of such Asset Acquisition to effect such Cost Savings Measures and (B) with respect to each Asset Acquisition completed prior to the 90th day preceding such date of determination, actions were commenced or initiated by the Company within 90 days of such Asset Acquisition to effect the Cost Savings Measures identified in such officer's certificate (regardless, however, of whether the corresponding cost savings have been achieved).

    "Majority  Interest"  shall have the meaning provided in Section 4.4 hereof.

    "Material Adverse Effect" shall have the meaning provided in Section 2.1.5 hereof.

    "NASD"  shall  have  the  meaning  provided  in  Section  2.5(xiv)  hereof.

    "Original  Number"  shall have the meaning provided in Section 4.1.6 hereof.

    "Parity Shares" has the meaning provided in the 8% Preference Shares Authorization.

    "Parity Dividend Shares" has the meaning provided in the 8% Preference Shares Authorization.

    "Parity Liquidation Shares" has the meaning provided in the 8% Preference Shares Authorization.

    "Permitted Indebtedness" shall mean, without duplication, (i) Indebtedness outstanding on the First Closing Date, other than Indebtedness under the Credit Facilities; (ii) Indebtedness of the Company or a Subsidiary incurred pursuant to the Credit Agreements in an aggregate principal amount at any time outstanding not to exceed $135 million; (iii) Interest Swap Obligations; provided that such Interest Swap Obligations are entered into to protect the
       -
Company from fluctuations in interest rates of its Indebtedness; (iv) obligations under Commodity Agreements and Currency Agreements, provided that
                                                                   --------
such Commodity Agreements and Currency Agreements are entered into to protect the Company from fluctuations in commodity prices and currency values, respectively; (v) Refinancing Indebtedness; (vi) Indebtedness owed by the Company to any wholly owned Subsidiary of the Company or by any Subsidiary of the Company to the Company or any wholly owned Subsidiary of the Company; (vii) Indebtedness in respect of performance bonds, letters of credit, bankers acceptances and surety or appeal bonds provided by the Company or any of its Subsidiaries to their customers in the ordinary course of their business; (viii) Indebtedness required to be incurred pursuant to the Shareholders' Agreement between Triton International Oil Corporation and ARCO JDA Limited; and (ix) Indebtedness represented by Capitalized Lease Obligations, mortgage financings or purchase money obligations, in each case incurred for the purpose of financing all or any part of the purchase price or cost of construction or improvement of property used in a related business or incurred to refinance any such purchase price or cost of construction or improvement, in each case incurred no later than 365 days after the date of such acquisition or the date of completion of such construction or improvement; provided, however, that the
                                                     --------  -------
principal amount of any Indebtedness incurred pursuant to this clause (ix) shall not exceed $10,000,000 at any time outstanding.

    "Permitted Transfer" means any Transfer (a) with respect to a Holder who is an individual, to a member of the Immediate Family of the Holder or a trust whose sole beneficiaries are the Holder and/or members of the Immediate Family of the Holder, (b) with respect to a Holder that is a corporation, partnership or other entity (other than a trust), to an owner of at least 10% of the equity interest in the corporation, partnership or other legal entity or to a general partner of any partnership, (c) with respect to a Holder that is a trust, to any beneficiary of the trust or any member of the Immediate Family of a beneficiary of the trust, (d) to any Affiliate of a Holder, (e) pursuant to a pledge to secure indebtedness provided that the pledgee agrees in writing that the Registrable Shares subject to such Transfer shall be subject to the terms hereof, (f) to any charitable trust, foundation or other charitable or non-profit organization or entity, (g) to a Holder pursuant to the provisions of
Section 3.3, (h) pursuant to a merger, consolidation, share exchange, scheme of arrangement or other similar transaction by the Company or pursuant to an agreement to which the Company is a party, (i) by a Holder in response to a tender or exchange offer for all of the outstanding Common Stock of the Company and (j) by a Holder pursuant to a public offering registered under the Securities Act or pursuant to Rule 144 promulgated under the Securities Act;
provided  that,  in  each  of  case (a) through (f), the transferee agrees to be
--------
bound  by  the  terms  and  provisions  of  this  Agreement.

    "Person" or "person" shall mean any individual, firm, partnership, company or other entity, and shall include any successor (by merger or otherwise) of such entity.

    "Preferred Stock" of any Person shall mean any Capital Stock of such Person that has preferential rights to any other Capital Stock of such Person with respect to dividends or redemptions or upon liquidation.

    "Records"  shall  have  the  meaning  provided  in  Section  2.4(x)  hereof.

    "Refinancing Indebtedness" shall mean any refinancing by the Company of Indebtedness of the Company or any of its Subsidiaries that does not (i) result in an increase in the aggregate principal amount of Indebtedness (such principal amount to include, for purposes of this definition, any premiums, penalties or accrued interest paid with the proceeds of the Refinancing Indebtedness) of such Person or (ii) create Indebtedness with (a) a Weighted Average Life to Maturity that is less than the Weighted Average Life to Maturity of the Indebtedness being refinanced or (b) a final maturity earlier than the final maturity of the Indebtedness being refinanced.

    "Registrable Shares" means at any time the 8% Preference Shares of the Company and Common Stock owned by the Holder or Holders, whether owned on the date hereof or acquired hereafter, including upon the conversion of 8% Preference Shares by the Holder thereof or otherwise; provided, however, that
                                                         --------  -------
Registrable Shares shall not include any shares (x) the sale of which has been registered pursuant to the Securities Act and which shares have been sold pursuant to such registration, or (y) which have been sold to the public pursuant to Rule 144 promulgated under the Securities Act.

    "Registration Expenses" shall have the meaning provided in Section 2.7 hereof.

    "Replacement Shelf Registration Statement" shall have the meaning provided in Section 2.2.3 hereof.

    "Requesting Holder" shall have the meaning provided in Section 2.1.1(a) hereof.

     "Required Filing Date" shall have the meaning provided in Section 2.1.1(b) hereof.

     "Sale and Leaseback Transaction" shall mean any direct or indirect arrangement with any Person or to which any such Person is a party, providing for the leasing to the Company or a Subsidiary of any property, whether owned by the Company or any Subsidiary at the Issue Date or later acquired, which has been or is to be sold or transferred by the Company or such Subsidiary to such Person or to any other Person from whom funds have been or are to be advanced by such Person on the security of such property.

    "SEC"  means  the  United  States  Securities  and  Exchange  Commission.

    "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

    "Seller Affiliates" shall have the meaning provided in Section 2.8.1 hereof.

    "Senior Shares" shall have the meaning provided in the 8% Convertible Preference Shares Authorization.

    "Stock Purchase Agreement" shall mean the Stock Purchase Agreement dated August 31, 1998, between the Company and Purchaser.

    "Subsidiary" of any Person means (i) a corporation a majority of whose outstanding shares of capital stock or other equity interests with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by such Person, by one or more subsidiaries of such Person or by such Person and one or more subsidiaries of such Person, and (ii) any other Person (other than a corporation) in which such Person, a subsidiary of such Person or such Person and one or more subsidiaries of such Person, directly or indirectly, at the date of determination thereof, has (x) at least a majority ownership interest or (y) the power to elect or direct the election of the directors or other governing body of such Person. For purposes hereof, Triton International Oil Corporation shall be deemed a Subsidiary of the Company.

    "Suspension  Notice"  shall have the meaning provided in Section 2.6 hereof.

    "Third-Party  Sale"  means  any  Transfer  other than a  Permitted Transfer.

    "TIOC"  shall  have  the  meaning  provided  in  Section  4.3(ii)  hereof.

    "Trading Day" shall mean any day on which the securities in question are traded on the NYSE, or if such securities are not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such securities are listed or admitted, or if not listed or admitted for trading on any national securities exchange, on The Nasdaq Stock Market, or if such securities are not quoted on The Nasdaq Stock Market, in the applicable securities market in which the securities are traded.

    "Transfer" means any direct or indirect sale, transfer, pledge or other disposition of Registrable Shares.

    "Weighted Average Life to Maturity" shall mean, when applied to any Indebtedness at any date, the number of years obtained by dividing (a) the then outstanding aggregate principal amount of such Indebtedness into (b) the total of the product obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) which will elapse between such date and the making of such payment.

     Section  1.2     Rules  of  Construction.  Unless  the  context  otherwise
                      -----------------------
requires:

     (1)     a  term  has  the  meaning  assigned  to  it;

     (2)     "or"  is  not  exclusive;

     (3) words in the singular include the plural, and words in the plural include the singular;

     (4)     provisions  apply  to  successive  events  and  transactions;  and

     (5) "herein", "thereof" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

                                    ARTICLE  2

                                REGISTRATION  RIGHTS

     Section  2.1     Demand  Registration.
                      --------------------

     2.1.1     Request  for  Registration.
               --------------------------

     (a) At any time after September 30, 1999, one or more Holders may request the Company, in writing (a "Demand Request"), to effect the registration
                                    --------------
under the Securities Act of all or part of its or their Registrable Shares (a "Demand Registration"); provided that the Registrable Shares proposed to be sold
 -------------------    --------
by the Holders requesting a Demand Registration (the Requesting Holders, which term shall include parties deemed Requesting Holders pursuant to Section 2.1.5 hereof) represent, in the aggregate, more than 20% of the total number of Registrable Shares held by all Holders (a "Registrable Amount").
                                                 -------------------

     (b) Each Demand Request shall specify the number of Registrable Shares proposed to be sold (which shall represent, in the aggregate, more than 20% of the total number of Registrable Shares held by all Holders) and the intended method of disposition thereof. Subject to Section 2.1.6, the Company shall file the Demand Registration within 45 days after receiving a Demand Request (the "Required Filing Date") and shall use all commercially reasonable efforts to
 ----------------------
cause  the  same  to be declared effective by the SEC as promptly as practicable
  --
after  such  filing;  provided,  that  the  Company need effect only five Demand
                      --------   ----
Registrations; provided, further, that if any Registrable Shares requested to be
               --------  -------
registered pursuant to a Demand Request under this Section 2.1 are excluded from a registration pursuant to Section 2.1.4 below, the Holders shall have the right, with respect to each such exclusion, to one additional Demand
Registration under this Section 2.1 with respect to such excluded Registrable Shares; and provided, further, that the Company shall not be obligated to file a
            --------  -------
registration statement relating to a registration request under this Section 2.1 more frequently than once in any nine month period or within a period of six months after the effective date of any other registration statement of the Company other than an Excluded Registration or any registration statement filed at the request or on behalf of, or for the benefit of, another securityholder of the Company (other than pursuant to this Section 2.1) in which Holders were not entitled to include all Registrable Shares requested to be included therein.

     2.1.2     Effective  Registration  and  Expenses.  A  registration will not
               --------------------------------------
count as a Demand Registration until it has become effective (unless (i) (A) the Requesting Holders shall have made a written request for a registration which is subsequently withdrawn by the Requesting Holders with respect to a number of Registrable Securities such that the number of Registrable Securities requested to be included in such registration statement is less than a Registrable Amount after the Company has filed a registration statement with the SEC in connection therewith, (B) the Company has performed its obligations hereunder in all material respects and (C) there has not been any event, change or effect which, individually or in the aggregate, has had or would be reasonably likely to have a material adverse effect on the business, operations, prospects, assets, condition (financial or otherwise) or results of operations of the Company, or
(ii) such registration statement is not declared effective solely as a result of the failure of the Requesting Holders to take all actions reasonably required in order to have the registration and the related registration statement declared effective by the SEC, in which case such demand will count as a Demand Registration unless the Requesting Holders pay all Registration Expenses, as hereinafter defined, in connection with such withdrawn registration); provided, that if, after it has become effective, an offering of Registrable Shares pursuant to a registration is interfered with by any stop order, injunction, or other order or requirement of the SEC or other governmental agency or court, such registration will be deemed not to have been effected and will not count as a Demand Registration, unless such order, injunction or requirement shall have been imposed solely as a result of the actions of the Requesting Holders or the failure of the Requesting Holders to take all actions reasonably required in order to prevent such imposition, in which case such registration shall be counted as a Demand Registration without regard to whether it is so interfered with . Subject to the following sentence, in the event that a Demand Request is made by a Holder that is subsequently withdrawn by that Holder, all Registration Expenses incurred in connection therewith shall be borne by that Holder and such withdrawn Demand Request shall not be counted as a Demand Registration in determining the number of Demand Registrations to which the Holders are entitled pursuant to Section 2.1.1(b). In the event that a Demand Request is made by a Holder that is subsequently withdrawn by that Holder, all Registration Expenses shall be borne by the Company if (i) the Company has not performed its obligations hereunder in all material respects or (ii) there has been any event, change or effect which, individually or in the aggregate, has had or would be reasonably likely to have a material adverse effect on the business, operations, prospects, assets, condition (financial or otherwise) or results of operations of the Company; and in such case a withdrawn Demand Request shall not be counted as a Demand Registration in determining the number of Demand Registrations to which the Holders are entitled pursuant to Section 2.1.1(b).

     2.1.3     Selection  of  Underwriters.  If  requested  by  the  Requesting
               ---------------------------
Holders, the offering of Registrable Shares pursuant to a Demand Registration shall be in the form of a firm commitment underwritten offering. The Requesting Holders of a majority of the Registrable Shares to be registered in a Demand Registration shall determine whether the offering shall be in the form of a firm commitment underwriting and, if so, shall select the investment banking firm or firms to manage the underwritten offering; provided that such selection shall be subject to the consent of the Company, which consent shall not be unreasonably withheld.

     2.1.4     Priority  on  Demand Registrations.  No securities to be sold for
               ----------------------------------
the account of any Person (including the Company) other than a Requesting Holder shall be included in a Demand Registration if the managing underwriter or underwriters shall advise the Requesting Holders in writing that the inclusion of such securities will materially and adversely affect the price or success of the offering (a "Material Adverse Effect"). Furthermore, in the event the
                   ------------------------
managing underwriter or underwriters shall advise the Requesting Holders that even after exclusion of all securities of other Persons pursuant to the immediately preceding sentence, the amount of Registrable Shares proposed to be included in such Demand Registration by Requesting Holders is sufficiently large to cause a Material Adverse Effect, the Registrable Shares of the Requesting Holders to be included in such Demand Registration shall equal the number of shares which the Requesting Holders are so advised can be sold in such offering without a Material Adverse Effect and such shares shall be allocated pro rata among the Requesting Holders on the basis of the number of Registrable Shares held by the Requesting Holders.

     2.1.5     Rights  of  Nonrequesting  Holders.  Upon  receipt  of any Demand
               ----------------------------------
Request, the Company shall promptly (but in any event within 10 days) give written notice of such proposed Demand Registration to all other Holders, who shall have the right, exercisable by written notice to the Company within 15 days of their receipt of the Company's notice, to elect to include in such Demand Registration such portion of their Registrable Securities as they may request. All Holders requesting to have their Registrable Shares included in a Demand Registration in accordance with the preceding sentence shall be deemed to be "Requesting Holders" for purposes of this Section 2.1.

     2.1.6     Deferral  of  Filing.  The  Company may defer the filing (but not
               --------------------
the preparation) of a registration statement required by Section 2.1 until a date not later than 180 days after the Required Filing Date (or, if longer, 180 days after the effective date of the registration statement contemplated by clause (ii) below) if (i) at the time the Company receives the Demand Request, the Company or any of its Subsidiaries are engaged in confidential negotiations or other confidential business activities, disclosure of which would be required in such registration statement (but would not be required if such registration statement were not filed), and the Board of the Company determines in good faith that such disclosure would be materially detrimental to the Company and its shareholders or would have a material adverse effect on any such confidential negotiations or other confidential business activities, or (ii) prior to receiving the Demand Request, the Board had determined to effect a registered underwritten public offering of the Company's securities for the Company's account and the Company had taken substantial steps (including, but not limited to, selecting a managing underwriter for such offering) and is proceeding with reasonable diligence to effect such offering. A deferral of the filing of a registration statement pursuant to this Section 2.1.6 shall be lifted, and the requested registration statement shall be filed forthwith, if, in the case of a deferral pursuant to clause (i) of the preceding sentence, the negotiations or other activities are disclosed by the Company or terminated, or, in the case of a deferral pursuant to clause (ii) of the preceding sentence, the proposed registration for the Company's account is abandoned. In order to defer the filing of a registration statement pursuant to this Section 2.1.6, the Company shall promptly (but in any event within 10 days), upon determining to seek such deferral, deliver to each Requesting Holder a certificate signed by an executive officer of the Company stating that the Company is deferring such filing pursuant to this Section 2.1.6 and, subject to applicable confidentiality agreements, a general statement of the reason for such deferral and an approximation of the anticipated delay. Within 20 days after receiving such certificate, the holders of a majority of the Registrable Shares held by the Requesting Holders and for which registration was previously requested may withdraw such Demand Request by giving notice to the Company; if withdrawn, the Demand Request shall be deemed not to have been made for all purposes of this Agreement. The Company may defer the filing of a particular registration statement pursuant to this Section 2.1.6 only once.

     Section  2.2     Piggyback  Registrations.
                      ------------------------

     2.2.1     Right  to  Piggyback.  Each time the Company proposes to register
               --------------------
any of its equity securities (other than pursuant to an Excluded Registration) under the Securities Act for sale to the public (whether for the account of the Company or the account of any securityholder of the Company and including any registration statement pursuant to Rule 415 under the Securities Act (such as a "universal shelf" registration statement), including the Replacement Shelf Registration Statement) or proposes to make such an offering of equity securities pursuant to a previously filed registration statement pursuant to Rule 415 under the Securities Act and the form of registration statement to be used permits the registration of Registrable Shares, the Company shall give prompt written notice to each Holder of Registrable Shares (which notice shall be given not less than 30 days prior to the effective date of the Company s registration statement), which notice shall offer each such Holder the opportunity to include any or all of its or his Registrable Shares in such registration statement, subject to the limitations contained in Section 2.2.2 hereof. Each Holder who desires to have its or his Registrable Shares included in such registration statement shall so advise the Company in writing (stating the number of shares desired to be registered and the intended method of disposition) within 20 days after the date of such notice from the Company. Any Holder shall have the right to withdraw such Holder's request for inclusion of such Holder's Registrable Shares in any registration statement pursuant to this
Section  2.2.1  by  giving  written  notice  to  the Company of such withdrawal.
Subject to Section 2.2.2 below, the Company shall use all commercially reasonable efforts to include in such registration statement all such Registrable Shares so requested to be included therein; provided, however, that the Company may at any time withdraw or cease proceeding with any such registration if it shall at the same time withdraw or cease proceeding with the registration of all other equity securities originally proposed to be registered.

     2.2.2     Priority  on  Registrations.  If the Registrable Shares requested
               ---------------------------
to be included in the registration statement by any Holder differ from the type of securities proposed to be registered by the Company and the managing underwriter advises the Company that due to such differences the inclusion of such Registrable Shares would cause a Material Adverse Effect, then (i) the number of such Holder's or Holders' Registrable Shares to be included in the registration statement shall be reduced to an amount which, in the opinion of the managing underwriter, would eliminate such Material Adverse Effect or (ii) if no such reduction would, in the opinion of the managing underwriter, eliminate such Material Adverse Effect, then the Company shall have the right to exclude all such Registrable Shares from such registration statement provided no other securities of such type are included and offered for the account of any other Person in such registration statement. Any partial reduction in number of Registrable Shares to be included in the registration statement pursuant to clause (i) of the immediately preceding sentence shall be effected pro rata based on the ratio which such Holder's requested shares bears to the total number of shares requested to be included in such registration statement by all Persons other than the Company who have requested that their shares be included in such registration statement. If the Registrable Shares requested to be included in the registration statement are of the same type as the securities being registered by the Company and the managing underwriter advises the Company in writing that the inclusion of such Registrable Shares would cause a Material Adverse Effect, the Company will be obligated to include in such registration statement, as to each Holder, only a portion of the shares such Holder has requested be registered equal to the ratio which such Holder's requested shares bears to the total number of shares requested to be included in such registration statement by all Persons who have requested that their shares be included in such registration statement. If the Company initiated the registration, then the Company may include all of its securities in such registration statement before any of such Holder's requested shares are included. If another securityholder initiated the registration, then the Company may not include any of its securities in such registration statement unless all Registrable Shares requested to be included in the registration statement by all Holders are included in such registration statement. If as a result of the provisions of this Section 2.2.2 any Holder shall not be entitled to include all Registrable Securities in a registration that such Holder has requested to be so included, such Holder may withdraw such Holder's request to include Registrable Shares in such registration statement prior to its effectiveness. No Holder may participate in any registration statement hereunder unless such Person (x) agrees to sell such Person's Registrable Shares on the basis provided in any underwriting arrangements approved by the Company and (y) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents reasonably required under the terms of such underwriting arrangements; provided, however, that no such Person shall be required to make any representations or warranties in connection with any such registration other than representations and warranties as to (i) such Person's ownership of his or its Registrable Shares to be sold or transferred free and clear of all liens, claims, and encumbrances, (ii) such Person's power and authority to effect such transfer, and (iii) such matters pertaining to compliance with securities laws and other applicable laws and governmental rules and regulations, if any, as may be reasonably requested; provided further, however, that the obligation of such Person to indemnify pursuant to any such underwriting arrangements shall be several, not joint and several, among such Persons selling securities, and the liability of each such Person will be in proportion to, and provided further that such liability will be limited to, the net amount received by such Person from the sale of his or its Registrable Shares pursuant to such registration.

     Section  2.3     Shelf  Registration.
                      -------------------

     2.3.1     Replacement  Shelf  Registration.  Upon  the  written  request of
               --------------------------------
Purchaser at any time after the Second Closing Date, the Company promptly shall prepare and file with the SEC a universal shelf registration statement pursuant to Rule 415 under the Securities Act to supersede and replace the Company s existing universal shelf registration statement (registration no. 333-11703) currently effective under the Securities Act and shall include therein such Registrable Shares as Holder shall request (but in no event less than a Registrable Amount) (the "Replacement Shelf Registration Statement"). The
                            -------------------------------------------
Company shall use all commercially reasonable efforts to cause such Replacement Shelf Registration Statement to become effective under the Securities Act, and at any time after the effectiveness thereof when the Company elects to effect an offering of securities pursuant to the Replacement Shelf Registration Statement, Holder shall be entitled to exercise its rights under Section 2.1 (subject to the first sentence of Section 2.1.1 with respect to any demand for any offering to be made pursuant thereto) and Section 2.2.1 with respect to such offering.

     2.3.2     Use  of  Shelf  Registration.  At any time that Holder requests a
               ----------------------------
Demand Registration pursuant to Section 2.1 or to include Registrable Shares in a registration statement pursuant to Section 2.2, in each case with respect to the Replacement Shelf Registration Statement or any other "shelf" registration statement, the provisions of Sections 2.1 and 2.2, including references in such Sections to "file", "register" or "included in", as relating to the rights of the Holders to request to include Registrable Shares in a registration statement to be filed with the SEC shall be construed as referring to a request to have Registrable Shares included in such registration statement pursuant to Section 2.2 in the case of the initial filing of such registration statement or to a request to include Registrable Shares in an offering to be effected pursuant to such registration statement pursuant to
Section 2.1 or 2.2, as applicable, in the case of an offering to be effected pursuant to a registration statement that previously has been declared effective under the Securities Act.

     Section  2.4     Holdback  Agreement.  Unless  the  managing  underwriter
                      -------------------
otherwise agrees, each of the Company and the Holders agrees, and the Company agrees, in connection with any underwritten registration, to use its reasonable efforts to cause its Affiliates to agree, not to effect any public sale or private offer or distribution of any Common Stock or Common Stock Equivalents during the ten business days prior to the effectiveness under the Securities Act or pricing of any underwritten offering pursuant to a registration statement in which Registrable Securities are included and during such time period after the effectiveness under the Securities Act of any underwritten registration or pricing of underwritten securities (not to exceed 90 days) (except, if applicable, as part of such underwritten registration) as the Company and the managing underwriter may agree.

     Section 2.5     Registration Procedures.  Whenever any Holder has requested
                     -----------------------
that any Registrable Shares be registered pursuant to this Agreement, the Company will use its commercially reasonable efforts to effect the registration and the sale of such Registrable Shares in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as reasonably possible:

     (i) prepare and file with the SEC a registration statement on any appropriate form under the Securities Act with respect to such Registrable Shares and use all commercially reasonable efforts to cause such registration statement to become effective;

     (ii) prepare and file with the SEC such amendments, post-effective amendments, and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 120 days (or such lesser period as is necessary for the underwriters in an underwritten offering to sell unsold allotments) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

     (iii) furnish to each seller of Registrable Shares and the underwriters of the securities being registered such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), any documents incorporated by reference therein and such other documents as such seller or underwriters may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such seller or the sale of such securities by such underwriters (it being understood that, subject to Section
2.6 and the requirements of the Securities Act and applicable state securities laws, the Company consents to the use of the prospectus and any amendment or supplement thereto by each seller and the underwriters in connection with the offering and sale of the Registrable Shares covered by the registration statement of which such prospectus, amendment or supplement is a part);

     (iv) use all commercially reasonable efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as the managing underwriter reasonably requests; use all commercially reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the period in which such registration statement is required to be kept effective; and do any and all other acts and things which may be reasonably necessary or advisable to enable each seller to consummate the disposition of the Registrable Shares owned by such seller in such jurisdictions (provided, however, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (B) consent to general service of process in any such jurisdiction);

     (v) promptly notify each seller and each underwriter and (if requested by any such Person) confirm such notice in writing (A) when a prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (B) of the issuance by any state securities or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Shares under state securities or "blue sky" laws or the initiation of any proceedings for that purpose, and (C) of the happening of any event which makes any statement made in a registration statement or related prospectus untrue in any material respect or which requires the making of any changes in such registration statement, prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, as promptly as practicable thereafter, prepare and file with the SEC and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Shares, such prospectus will not contain any untrue statement of a material fact or omit a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (vi) make generally available to the Company's securityholders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than 30 days after the end of the 12-month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of a registration statement, which earnings statement shall cover said 12-month period, and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act;

     (vii) if requested by the managing underwriter or reasonably requested by any seller promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or any seller reasonably requests to be included therein, including, without limitation, with respect to the Registrable Shares being sold by such seller, the purchase price being paid therefor by the underwriters and with respect to any other terms of the underwritten offering of the Registrable Shares to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

     (viii) as promptly as practicable after filing with the SEC of any document which is incorporated by reference into a registration statement (in the form in which it was incorporated), deliver a copy of each such document to each seller;

     (ix) cooperate with the sellers and the managing underwriter to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing securities sold under any registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or such sellers may request and keep available and make available to the Company's transfer agent prior to the effectiveness of such registration statement a supply of such certificates;

     (x) promptly make available for inspection by any seller, any underwriter participating in any disposition pursuant to any registration statement, and any attorney, accountant or other agent or representative retained by any such seller or underwriter (collectively, the "Inspectors"), all
                                                               ----------
financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to
                              -------
enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information requested by any such Inspector in connection with such registration statement; provided, that, unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Company shall not be required to provide any information under this subparagraph (x) if (A) the Company believes, after consultation with counsel for the Company, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such information or (B) if either (1) the Company has requested and been granted from the SEC confidential treatment of such information contained in any filing with the SEC or documents provided supplementally or otherwise or (2) the Company reasonably determines in good faith that such Records are confidential and so notifies the Inspectors in writing unless prior to furnishing any such information with respect to (A) or (B) such Holder of Registrable Securities requesting such information agrees to enter into a confidentiality agreement in customary form and subject to customary exceptions; and provided, further that each Holder of Registrable Securities agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential;

     (xi) furnish to each seller and underwriter a signed counterpart of (A) an opinion or opinions of counsel to the Company, and (B) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the sellers or managing underwriter reasonably requests;

     (xii) use all commercially reasonable efforts to cause the Registrable Shares included in any registration statement to be (A) listed on each securities exchange, if any, on which securities of the same type issued by the Company are then listed, or (B) authorized to be quoted and/or listed (to the extent applicable) on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") or The New York Stock Exchange if the Registrable
                      ------
Shares so qualify and securities of the same type issued by the Company are so listed or quoted;

     (xiii) provide a CUSIP number for the Registrable Shares included in any registration statement not later than the effective date of such registration statement;

     (xiv) cooperate with each seller and each underwriter participating in the disposition of such Registrable Shares and their respective counsel in all reasonable respects in connection with any filings required to be made with the National Association of Securities Dealers, Inc. ("NASD");
                                                         ----

     (xv) during the period when the prospectus is required to be delivered under the Securities Act, file within the required time periods all documents required to be filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act;

     (xvi) notify each seller of Registrable Shares promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

     (xvii) prepare and file with the SEC promptly any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for the Company or the managing underwriter, is required in connection with the distribution of the Registrable Shares;

     (xviii)     enter  into  such agreements (including underwriting agreements in the managing underwriter's customary form) as are customary in connection with an underwritten registration; and

     (xix) advise each seller of such Registrable Shares, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use all commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

     Section  2.6     Suspension  of  Dispositions.  Each  Holder  agrees  by
                      ----------------------------
acquisition of any Registrable Shares that, upon receipt of any notice (a "Suspension Notice") from the Company of the happening of any event of the kind
 ------------------
described in Section 2.5(v)(C), such Holder will forthwith discontinue disposition of Registrable Shares until such Holder's receipt of the copies of the supplemented or amended prospectus, or until it is advised in writing (the "Advice") by the Company that the use of the prospectus may be resumed, and has
 ------
received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company, such Holder will deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Shares current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of registration statements set forth in Section 2.4(ii) hereof shall be extended by the number of days during the period from and including the date of the giving of the Suspension Notice to and including the date when each seller of Registrable Shares covered by such registration statement shall have received the copies of the supplemented or amended prospectus or the Advice. The Company shall use its commercially reasonable efforts and take such actions as are reasonably necessary to render the Advice as promptly as practicable.

     Section  2.7     Registration  Expenses.  All  expenses  incident  to  the
                      ----------------------
Company's performance of or compliance with this Article 2 including without limitation, (i) all registration and filing fees, (ii) all fees and expenses associated with filings required to be made with the NASD (including, if applicable, the fees and expenses of any qualified independent underwriter as such term is defined in Schedule E of the By-Laws of the NASD, and of its counsel), as may be required by the rules and regulations of the NASD, (iii) fees and expenses of compliance with securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Shares), (iv) rating agency fees, (v) printing expenses (including expenses of printing certificates for the Registrable Shares in a form eligible for deposit with Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by a holder of Registrable Shares), (vi) messenger and delivery expenses, (vii) the Company s internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), (viii) the fees and expenses incurred in connection with any listing of the Registrable Shares,
(ix) fees and expenses of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or cold comfort letters required by or incident to such performance), (x) securities acts liability insurance (if the Company elects to obtain such insurance), (xi) the fees and expenses of any special experts retained by the Company in connection with such registration, and (xii) the fees and expenses of other persons retained by the Company, subject to Section 2.1.2., will be borne by the Company, whether or not any registration statement becomes effective; provided that in no event shall Registration Expenses include any underwriting discounts or commissions or transfer taxes or the fees and expenses of counsel for the Holders.

     Section  2.8     Indemnification.
                      ---------------

     2.8.1 The Company agrees to indemnify and reimburse, to the fullest extent permitted by law, each seller of Registrable Shares, and each of its employees, advisors, agents, representatives, partners, members, officers, and directors and each Person who controls such seller (within the meaning of the Securities Act or the Exchange Act) and any agent or investment advisor thereof (collectively, the "Seller Affiliates") (A) against any and all losses, claims,
                     -----------------
damages, liabilities, and expenses, joint or several (including, without limitation, attorneys' fees and disbursements except as limited by Section 2.8.3) based upon, arising out of or resulting from any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus, or preliminary prospectus relating to the offer and sale of Registrable Shares or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) against any and all loss, liability, claim, damage, and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement (effected with the Company s consent) of any litigation or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon, arising out of or resulting from any such untrue statement or omission or alleged untrue statement or omission, and (C) against any and all costs and expenses (including reasonable fees and disbursements of counsel) as may be reasonably incurred in investigating, preparing, or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon, arising out of or resulting from any such untrue statement or omission or alleged untrue statement or omission, to the extent that any such expense or cost is not paid under subparagraph (A) or (B) above; except insofar as the same are made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller or any Seller Affiliate specifically for inclusion in the registration statement or arise from such seller's or any Seller Affiliate's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such seller or Seller Affiliate with a sufficient number of copies of the same. The reimbursements required by this Section 2.8.1 will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

     2.8.2 In connection with any registration statement in which a seller of Registrable Shares is participating, each such seller will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, each such seller will indemnify and reimburse the Company and its directors and officers and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) against any and all losses, claims, damages, liabilities, and expenses (including, without limitation, reasonable attorneys fees and disbursements except as limited by Section 2.8.3) based upon, arising out of or resulting from any untrue statement or alleged untrue statement of a material fact contained in the registration statement, prospectus, or any preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any information or affidavit so furnished in writing by such seller or any of its Seller Affiliates specifically for inclusion in the registration statement; provided that the obligation to indemnify will be several, not joint and several, among such sellers of Registrable Shares, and the liability of each such seller of Registrable Shares will be in proportion to, and provided further that such liability will be limited to, the net amount received by such seller from the sale of Registrable Shares pursuant to such registration statement; provided, however, that such seller of Registrable Shares shall not be liable in any such case to the extent that prior to the filing of any such registration statement or prospectus or amendment thereof or supplement thereto, such seller has furnished in writing to the Company information expressly for use in such registration statement or prospectus or any amendment thereof or supplement thereto which corrected or made not misleading information previously furnished to the Company.

     2.8.3 Any Person entitled to indemnification hereunder will (A) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give such notice shall not limit the rights of such Person except to the extent that the indemnifying party is materially prejudiced thereby) and (B) unless such indemnified party has been advised by counsel that a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless
(i) the indemnifying party has agreed to pay such fees or expenses, (ii) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person, (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel in writing that there is a conflict of interest on the part of counsel employed by the indemnifying party to represent such indemnified party, or (iv) the indemnified party's counsel shall have advised the indemnified party that there are defenses available to the indemnified party that are different from or in addition to those available to the indemnifying party and that the indemnifying party is not able to assert on behalf of or in the name of the indemnified party (in which case of either (iii) or (iv), if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of such indemnified party but shall have the right to participate through its own counsel). If such defense is not assumed by the indemnifying party as permitted hereunder, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). If such defense is assumed by the indemnifying party pursuant to the provisions hereof, such indemnifying party shall not settle or otherwise compromise the applicable claim unless (1) such settlement or compromise contains a full and unconditional release of the indemnified party or (2) the indemnified party otherwise consents in writing (such consent not to be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless any indemnified party shall have been advised by counsel in writing that a conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and disbursements of such additional counsel or counsels.

     2.8.4 Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 2.8.1 or Section 2.8.2 are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, liabilities, or expenses (or actions in respect thereof) (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions which resulted in the losses, claims, damages, liabilities or expenses or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect the relative benefits of the indemnified party and indemnifying party from the offering of the securities covered by such registration statement as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties, relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.8.4 were determined by pro rata allocation (even if the Holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 2.8.4. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 2.8.3, defending any such action or claim. Notwithstanding the provisions of this Section 2.8.4, no Holder shall be required to contribute an amount greater than the dollar amount by which the proceeds received by such Holder with respect to the sale of any Registrable Shares exceeds the amount of damages which such Holder has otherwise been required to pay by reason of such statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders obligations in this
Section 2.8.4 to contribute shall be several in proportion to the amount of Registrable Shares registered by them and not joint.

     If sufficient indemnification is available under this Section 2.8, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 2.8.1 and Section 2.8.2 without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 2.8.4.

     2.8.5 The indemnification and contribution provided for under this Stockholders Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, or controlling Person of such indemnified party and will survive the transfer of securities.

                                   ARTICLE  3

                          RESTRICTIONS  ON  TRANSFER

     Section  3.1     General.  Any  Third-Party  Sale  shall  be  subject  to
                      -------
compliance  with  provisions  of  this  Article  3.

     Section  3.2     Transfer  Restrictions.   During  the  one  year  period
                      ----------------------
following the date hereof, the Holder shall not engage in any Third-Party Sales without the Company's prior written consent.

     Section  3.3     Right  of First Offer.  (a) Until the earlier of the fifth
                      ---------------------
annual anniversary of the date hereof or the date on which Purchaser and its Affiliates own less than 10% of the then outstanding Common Stock (assuming conversion of all Common Stock Equivalents, including all 8% Preference Shares, then held by Purchaser and its Affiliates) prior to consummating any Third-Party Sale in respect of Common Stock, 8% Preference Shares or a combination of Common Stock and 8% Preference Shares that constitute, in the aggregate, more than 9.9% of the then outstanding Common Stock (assuming conversion of all Common Stock Equivalents, including all 8% Preference Shares, then held by Purchaser and its Affiliates proposed to be sold) to any one buyer or related group of buyers in a single transaction or a series of related transactions, Purchaser or any Affiliate of Purchaser (the "Offeror") will deliver to the Company a written
                                -------
notice  (an "Offer  Notice")  specifying  the  aggregate  number of Registrable
             -------------
Securities intended to be Transferred  and the minimum consideration (the "Offer
                                                                           -----
Price")  for  which  the Offeror proposes in good faith to sell the Registrable
-----
Securities  to be offered in such Third-Party Sale (the "Offered Shares").  Upon
---                                                      --------------
receipt of such notice, the Company shall have 30 days to notify the Offeror in writing (the "ROFO Notice") of the identity of one or more designated buyers
               ------------
(collectively,  the "Designated Buyer") of the Offered Shares (which may include
                     ----------------
the Company). The Designated Buyer shall then have an additional 30 days from the date the Company notifies the Offeror to close the acquisition of the Offered Shares.

     (b)     Rights  to  Purchase  Offered  Shares.  If  the  Designated  Buyer
             -------------------------------------
delivers to the Offeror a written notice (an "Acceptance Notice") within 30 days
                                              -----------------
following  delivery  of the ROFO Notice  (the "ROFO Acceptance Period"), stating
                                               ----------------------
that such Designated Buyer is willing to purchase all of the Offered Shares for the Offer Price and on the other terms, if any, as are set forth in the Offer Notice, the Offeror will sell all (but not less than all) of the Offered Shares to such Designated Buyer, and such Designated Buyer will purchase such Offered Shares from the Offeror, on the proposed terms and subject to the conditions set forth in the Offer Notice and below ; provided, however, that if the Offer Price
                                      --------  -------
is payable in whole or in part in property (which term shall include the securities of any issuer other than the Company) other than cash, the Designated Buyer may pay, in lieu of such property, a sum of cash equal to the fair market value of such property as determined by the selling Holder and the Designated
Buyer in good faith or, if the selling Holder and the Designated Buyer do not agree on the fair market value of such property within five (5) days after the delivery of the Acceptance Notice, then each of the selling Holder and the Designated Buyer shall select one nationally recognized independent appraiser (with each of the selling Holder and the Designated Buyer bearing the expense of the appraiser selected by it) to determine the fair market value of that property and the average of the appraised fair market values of that property as determined by those appraisers shall be deemed the fair market value of that property for purposes of this Article 3.

     (c)     The  ROFO Closing.  The consummation of any purchase of the Offered
             -----------------
Shares by the Designated Buyer pursuant to this Section 3.3 (the "ROFO Closing")
                                                                  ------------
will occur no later than the last day of the ROFO Acceptance Period, at such time and place as may be agreed upon by the Offeror and the Designated Buyer or, if such parties fail to agree to such time and place, at the offices of the Offeror at 200 Crescent Court, Suite 1600, Dallas, Texas 75201 at 10:00 a.m. (Central Time) on the last business day of the ROFO Acceptance Period. At the ROFO Closing, (1) the Designated Buyer will deliver to the Offeror by certified or official bank check or wire transfer to an account designated by the Offeror an amount in immediately available funds equal to the aggregate Offer Price for the Offered Shares, and (2) the Offeror will deliver one or more certificates evidencing the Offered Shares, together with such other duly executed instruments or documents (executed by the Offeror) as may be reasonably requested by the Designated Buyer to acquire the Offered Shares.

     (d)     Right  to  Consummate  Third-Party  Sale  If  no  ROFO Notice or no
             ----------------------------------------
Acceptance Notice relating to the proposed Third-Party Sale is delivered to the Offeror prior to the expiration of the applicable period set forth above, or an Acceptance Notice is so delivered to the Offeror but the ROFO Closing fails to occur prior to the expiration of the ROFO Closing Period (unless the Designated Buyer was ready, willing and able prior to the expiration of the ROFO Closing Period to consummate the transactions to be consummated by the Designated Buyer at the ROFO Closing), the Offeror may (without affecting its rights, if any, arising out of such failure) consummate the Third-Party Sale, but only (1) during the 6-month period immediately following the expiration of the applicable 30 day period (in the event that no ROFO Notice or Acceptance Notice, as the case may be, was timely delivered to the Offering Holder) or the 6-month period immediately following the expiration of the ROFO Closing Period (in the event that an Acceptance Notice was timely delivered to the Offeror but the ROFO Closing failed timely to occur) and, (2) at a price at least equal to 95% of the Offer Price.

                               ARTICLE  4

           MANAGEMENT  OF  THE  COMPANY  AND  CERTAIN  ACTIVITIES

     Section  4.1     Board.
                      -----

     4.1.1     Board Representation.  Subject to the provisions of Section 4.1.6
               --------------------
below, Holder shall be entitled to designate individuals for nomination for election to the Board as follows:

     (i) for so long as the Board consists of ten members, Holder shall be entitled to designate four nominees;

     (ii) if the number of members constituting the entire Board shall be increased or decreased from ten, Holder shall be entitled to designate a number of nominees so that such nominees, if elected, would constitute that percentage of the total number of members of the Board that the number of directors Holder was entitled to nominate immediately prior to such increase or decrease bears to the total number of directorships on the entire Board immediately prior to such increase or decrease, with any fractional directorship resulting from such calculation being rounded up to the next whole number.

     Members of the Board designated by Holder pursuant to this Section 4.1.1 or elected to fill a vacancy by members designated by Holder as provided in subsection 4.1.4 herein shall be referred to as the "Holder Designees". Subject
                                                     ----------------
to Section 4.1.6, the Company and the Board shall take such actions as necessary to cause Holder Designees to be nominated and submitted to the shareholders for election to the Board as provided in Sections 4.1.2 and 4.1.3.

     4.1.2     Initial  Board  Designees.  Simultaneously with the execution and
               -------------------------
delivery of this Agreement, the Company and the Board shall take such actions as necessary to cause the Board to consist of ten members, four vacancies to exist on the Board, and to cause four Holder Designees to fill such vacancies on the Board created pursuant to the terms of the Stock Purchase Agreement.

     4.1.3     Annual  Meeting.
               ---------------

     (a) At each annual meeting of the Company's shareholders or any extraordinary meeting in lieu thereof at which the term of any Holder Designee is to expire or prior to which there shall be less than the maximum number of Holder Designees serving on the Board, Holder shall be entitled to designate for nomination as a director the number of individuals as necessary so that, if such designees are elected to the Board at such annual meeting or any extraordinary meeting in lieu thereof, the maximum number of Holder Designees shall be serving on the Board. The Company agrees to cause each Holder Designee so designated by Holder to be nominated for election to the Board at each annual meeting of the Company's shareholders or any extraordinary meeting in lieu thereof. To the extent the Company's proxy statement for any annual meeting of shareholders, or any extraordinary meeting in lieu thereof, includes a recommendation regarding the election of any other nominees to the Company's Board, the Company agrees to include a recommendation of its Board that the shareholders also vote in favor of each Holder Designee standing for election at such meeting. The Company shall take all actions necessary to ensure that the Articles of Association of the Company as in effect immediately following the date hereof do not, at any time thereafter, conflict in any respect with the provisions of this Section 4.1.

     (b) If, at any time Holder fails to advise (at least 90 days prior to the next annual meeting) the Board in writing of its intention to designate the number of directors which Holder is then entitled to designate for nomination at the next annual meeting of the Company's shareholders or extraordinary meeting in lieu thereof (other than any such meeting that occurs within 90 days after the resignation of a director designated by Holder, in which case such writing shall be delivered within a reasonable amount of time prior to the mailing of proxy materials for such meeting), then the rights granted under this Section
4.1 with respect to the designation of Holder Designees shall be applicable for such meeting only with respect to the number of nominees as indicated in such writing, if any, that Holder intends to designate, but shall continue to be fully effective with respect to subsequent meetings and interim vacancies. At each annual meeting or extraordinary meeting in lieu thereof for which Holder does not advise the Board of its intention to nominate the maximum number of directors which it is entitled to nominate for such meeting, the nominees for election to the Board, other than those nominated by Holder, shall be determined by the Board and the Company.

     4.1.4     Board  Committees.  For so long as Holder is entitled to nominate
               -----------------
at least one Holder Designee, the Company and the Board shall take such actions as necessary to cause at least one Holder Designee to be elected to, and to at all times be a member of, each committee established by the Board.

     4.1.5     Vacancies.  If,  prior  to  his election to the Board pursuant to
               ---------
Section 4.1.1 hereof, any Holder Designee shall be unable or unwilling to serve as a director of the Company, then the Holder shall be entitled to nominate a replacement who shall then be a Holder Designee for purposes of this Section 4. If, following an election or appointment to the Board pursuant to Section 4.1.1 hereof, any Holder Designee shall resign or be removed or be unable to serve for any reason prior to the expiration of his term as a director of the Company, then the Holder shall, within 30 days of such event, notify the Board in writing of a replacement Holder Designee, and the Company and the Board shall take such action as necessary to cause such replacement Holder Designee to be appointed to the Board and each applicable committee thereof to fill the unexpired term of the Holder Designee who such new Holder Designee is replacing.

     4.1.6     Reduction/Termination  of  Rights.  The  right  of  the Holder to
               ---------------------------------
designate directors under this Section 4.1 shall be reduced and terminate as follows:

     If at any time after the Second Closing the number of shares of Common Stock and 8% Preference Shares (assuming conversion of such shares into Common Stock) held of record by Purchaser and its Affiliates, collectively, represent less than the below specified percentage of the number of shares of Common Stock into which a number of 8% Preference Shares equal to the Original Number would be convertible as of such time of determination, the number of directors that Holder shall be entitled to designate shall be reduced to the number indicated:

          PERCENTAGE  HELD                              HOLDER
 BY  PURCHASER  AND  ITS  AFFILIATES                  DIRECTORS
 -----------------------------------                  ---------

 Less  than  75%  but  equal  to
 or  more  than  50%                                      3

 Less  than  50%  but  equal  to
 or  more  than  25%                                      2

 Less  than  25%  but  equal  to
 or  more  than  1%                                       1

 Less  than  1%                                           0

     For  purposes of this Agreement, "Original Number" shall mean the aggregate
                                       ---------------
number of 8% Preference Shares purchased by Purchaser pursuant to the terms of the Stock Purchase Agreement (including 8% Preference Shares purchased pursuant to the Rights (as defined in the Stock Purchase Agreement)).

     Upon written request to Holder at any time that the number of Holder Designees exceeds the number of directors Holder shall be entitled to designate pursuant to this Section 4.1.5, Holder shall cause one or more Holder Designees to resign from the Board as necessary to reduce the number of Holder Designees to the number Holder is then entitled to designate.

     4.1.7     Fees;  Costs  and  Expenses.  Except as provided in the following
               ---------------------------
sentence, Holder Designees shall not receive an annual retainer, meeting fees or other consideration for serving on the Board (or committees thereof) or any Board of Directors of any Subsidiary of the Company. The Company will pay or reimburse each Holder Designee for all reasonable out-of-pocket expenses incurred by such Holder Designee in connection with its participation in meetings of the Board (and committees thereof) and the Boards of Directors (and committees thereof) of the Subsidiaries of the Company.

     4.1.8     Class  Director  Limitation.  Notwithstanding  the  term  of this
               ---------------------------
Section 4.1, if, at any time that Holder holds a majority of the outstanding 8% Preference Shares and the holders of 8% Preference Shares are entitled, voting separately as a class, to elect directors pursuant to Section 9(c) of the 8% Preference Shares Authorization, the number of Holder Designees that Holder is entitled to designate pursuant to this Section 4.1, when added to the two directors the holders of 8% Preference Shares are entitled to elect pursuant to
Section  9(c) of the 8% Preference Shares Authorization (the "Class Directors"),
                                                              ---------------
constitutes 50% or more of the members of the Board, the number of directors Holder is entitled to designate pursuant to this Section 4.1 shall be reduced to a number so that such Holder Designees and the Class Directors, collectively, constitute less than 50% of the total Board until the earlier of the date on which (i) Holder no longer owns a majority of the outstanding 8% Preference Shares or (ii) the Class Directors and the number of Holder Designees Holder is entitled to designate pursuant to this Section 4.1, collectively, constitute less than 50% of the Board.

     Section  4.2     Other  Activities  of the Holder; Fiduciary Duties.  It is
                      --------------------------------------------------
understood and accepted that the Holder and its Affiliates have interests in other business ventures which may be in conflict with the activities of the Company and its Subsidiaries and that, subject to applicable law, nothing in this Agreement shall limit the current or future business activities of the Holder or its Affiliates whether or not such activities are competitive with those of the Company and its Subsidiaries. Nothing in this Agreement, express or implied, shall relieve any officer or director of the Company (including any designee of a Holder pursuant to Section 4.1.1) or any of its Subsidiaries of any fiduciary or other duties or obligations they may have to the Company's shareholders.

     Section 4.3     Actions Requiring Consent of Purchaser.  From and after the
                     --------------------------------------
First Closing and for so long after the Second Closing as Purchaser and its Affiliates, collectively, hold of record shares of Common Stock and 8% Preference Shares (assuming conversion into Common Stock of all 8% Preference Shares held by Purchaser and its Affiliates) representing in the aggregate at least (x) 50% of the number of shares of Common Stock into which a number of 8% Preference Shares equal to the Original Shares would be convertible as of such time of determination or (y) 10% of the number of outstanding shares of Common Stock, determined giving effect to the full conversion of all outstanding securities of the Company convertible or exchangeable for Common Stock, in addition to any other vote or consent of shareholders required by law or by the Company's Articles of Association, without the prior written consent of Holder, the Company shall not, and shall not permit any Subsidiary to:

     (i)     Amend,  alter  or  repeal  any of the provisions of the Articles of
Association  of  the  Company  or  the  8%  Preference Shares Authorization that affects the voting powers, rights or preferences of the holders of the 8% Preference Shares; provided, however, that action to authorize or create or to
                     --------  -------
increase the authorized amount of any Junior Shares, shall not be deemed to affect the voting powers, rights or preferences of the holders of 8% Preference Shares;

     (ii) Merge, consolidate or enter into a similar business combination, scheme of arrangement or transaction, effect any reorganization, reclassification, recapitalization or other transaction or event in connection with a plan pursuant to which a majority of the outstanding Common Stock or any of the 8% Preference Shares (or, with respect to any Subsidiary of the Company, any shares or stock of such Subsidiary) shall be exchanged for, converted into, acquired for or constitute solely the right to receive securities, cash or other property (whether by means of an exchange offer, liquidation, tender, offer, consolidation, merger, combination, reclassification, recapitalization or otherwise) or otherwise reorganize with or into one or more entities (other than a merger of a wholly-owned Subsidiary of the Company into another wholly-owned Subsidiary of the Company); provided that this clause (ii) shall not prohibit
                               --------
(x)  the  restructure  of  Triton International Oil Corporation ("TIOC") and its
                                                                  ----
Subsidiaries pursuant to Section 14.1 of the Shareholders Agreement between TIOC and ARCO JDA Limited (the "ARCO Shareholders Agreement") or (y) any
                                -----------------------------
consolidation, merger or reorganization of a Subsidiary of the Company in connection with a transaction permitted by clause (iv) below and which does not affect (or result in any exchange, conversion or similar effect on) any outstanding Common Stock or any of the 8% Preferenced Shares;

     (iii) Authorize or create, modify the terms of or increase the authorized amount of, (1) any shares of any class or series or of any security convertible into shares of any class or series ranking prior to the 8% Preference Shares in the distribution of assets on any liquidation, dissolution or winding up of the Company or any Subsidiary or in the payment of dividends,
(2) any class of Parity Shares, Parity Liquidation Shares or Parity Dividend Shares, (3) any class or series of Junior Shares or any security convertible into or exchangeable for any class or series of Junior Shares that, pursuant to their terms, require, or permit the holders thereof to require, the Company or any Subsidiary to redeem all or any portion of such Junior Shares, or (4) any class or series of any other equity security other than Junior Shares or any security convertible into or exchangeable for any class or series of any other equity security other than Junior Shares;

     (iv) Sell, lease to a third party or otherwise dispose of (in a single transaction or a series of related transactions) assets comprising in excess of 50% of the market value of the assets of the Company and its Subsidiaries as a whole or dissolve, liquidate or terminate the Company;

     (v) Other than regular dividends on the Company's 5% Convertible Preference Shares in accordance with the terms thereof as in effect on the date hereof and subject to subsection 3(i) of the 8% Preference Shares Authorization, declare, pay or set aside for payment any dividends or other distributions (whether in cash, shares or property) with respect to, or redeem or otherwise purchase, any Junior Shares or, in the case of any Subsidiary of the Company, any shares or stock held other than by the Company or any wholly-owned Subsidiary of the Company; provided that this clause (v) shall not prohibit the
                            --------
payment of dividends on and/or redemption of shares of TIOC pursuant to the ARCO Shareholders Agreement;

     (vi) Directly, or indirectly through any Subsidiary of the Company, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, "incur") any Indebtedness (other than Permitted Indebtedness) or issue, or permit any Subsidiary of the Company to issue, any Preferred Stock (except Preferred Stock issued to the Company or a wholly owned Subsidiary of the Company); provided, however, that the Company and its Subsidiaries may incur
          --------   -------
Indebtedness and, subject to the other limitations of this Section 4.3, issue shares ofPreferred Stock if, in either case, the Company's Leverage
Ratio at the time of incurrence of such Indebtedness or the issuance of such Preferred Stock, as the case may be, after giving pro forma effect to such incurrence or issuance as of such date and to the use of proceeds therefrom is less than 2.5 to 1; provided, further, that this clause (vi) shall not prohibit the issuance of Preferred Stock by TIOC pursuant to Section 8.3 of the ARCO Shareholders Agreement;

     (vii) Issue any shares of 8% Preference Shares other than (a) pursuant to the terms of the Stock Purchase Agreement and the Rights Offering (as defined in the Stock Purchase Agreement) and (b) as Additional Shares pursuant to subsection 3(b) of the 8% Preference Shares Authorization;

     (viii) Issue any shares of a class of shares ranking pari passu or prior to the 8% Convertible Preference Shares with respect to dividends or to the distribution of assets in liquidation or, in the case of any Subsidiary of the Company, issue any shares or stock to any Person other than the Company or any Subsidiary of the Company (provided that this clause (viii) shall not prohibit the issuance of Preferred Stock by TIOC pursuant to Section 8.3 of the ARCO Shareholders Agreement);

     (ix) Commence or effect any tender or exchange offer made by the Company or any Subsidiary for all or any portion of the Common Stock; or

     (x) Decrease the number of shares designated as 8% Convertible Preference Shares as provided in Section 1 of the 8% Preference Shares Authorization.

     Section 4.4     Action by Holder.  At any time there shall be more than one
                     ----------------
Holder, the designation of Holder Designees and the consent of Holder required for actions referred to in this Agreement shall be effected by delivery to the Company of a written instrument designating such Holder Designees or granting (or denying) such consent executed by Holders holding a majority of outstanding Common Stock (calculated giving effect to the full conversion of all 8% Preference Shares held by all Holders) (a "Majority Interest"). Each such
                                                 -----------------
written instrument shall indicate the number of 8% Preference Shares held by the Holder or Holders executing same and shall contain a certification that such Holders 8% Preference Shares represent a Majority Interest.

                                   ARTICLE  5

                                  TERMINATION

     The provisions of this Agreement, unless earlier terminated pursuant to their terms, shall terminate on the tenth anniversary of the date of this Agreement.

                                    ARTICLE 6

                                  MISCELLANEOUS

     Section  6.1     Notices.  Any  notices or other communications required or
                      -------
permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows (or at such other address as may be substituted by notice given as herein provided):

If  to  the  Company:

     c/o  Triton  Exploration  Services  Inc.
     6688  North  Central  Expressway,  Suite  1400
     Dallas,  Texas  75206
     Attention:  President

     If  to  any  Holder,  at  its address listed on the signature pages hereof.

     Any notice or communication hereunder shall be deemed to have been given or made as of the date so delivered if personally delivered; when answered back, if telexed; when receipt is acknowledged, if telecopied; and five calendar days after mailing if sent by registered or certified mail (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

     Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

     Section  6.2     Third  Party  Registration  Rights.  The  Company is not a
                      ----------------------------------
party, or otherwise subject, to any agreement granting registration rights to any other Person with respect to the securities of the Company. The Company will not on or after the date of this Agreement enter into any agreement granting (a) demand registration rights to any other Person with respect to the securities of the Company, or (b) piggy-back registration rights to any other Person that are not junior or subordinate to the rights granted to the holders of Registrable Securities under Sections 2.1 and 2.2 hereof, without the written consent of the holders of a majority of the then outstanding Registrable Shares. Any agreement entered into pursuant to such consent shall not be amended without a further written consent of the holders of a majority of the then outstanding Registrable Shares.

     Section  6.3     Governing  Law;  Jurisdiction.  THIS  AGREEMENT  SHALL  BE
                      -----------------------------
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. This Agreement shall be construed, interpreted, and enforced in accordance with the laws of the State of Texas, excluding any choice-of-law provisions thereof. Each of the parties hereby (a) irrevocably submits to the exclusive jurisdiction of the United States Federal District Court for the Northern District of Texas, sitting in Dallas County, Texas, the United States of America, in the event such court has jurisdiction or, if such court does not have jurisdiction, to any district court sitting in Dallas County, Texas, the United States of America, for the purposes of any suit, action or proceeding arising out of or relating to this Agreement, including any claims by any Indemnified Persons for indemnity pursuant to
Section 5 hereof, (b) waives, and agrees not to assert in any such suit, acting or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court or of any other court to which proceedings in such court may be appealed, (ii) such suit, action or proceeding is brought in an inconvenient forum or (iii) the venue of such suit, action or proceeding is improper and (c) expressly waives any requirement for the posting of a bond by the party bringing such suit, action or proceeding. Each of the parties consents to process being served in any such suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such services shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 7 shall affect or limit any right to serve process in any other manner permitted by law.

     Section  6.4     Successors  and  Assigns.  Whether  or  not  an  express
                      ------------------------
assignment has been made pursuant to the provisions of this Agreement, provisions of this Agreement that are for the Holders benefit as the holders of any Registrable Shares are also for the benefit of, and enforceable by, all subsequent holders of Registrable Shares and such subsequent holders shall be deemed to be Holders and to have become parties to this Agreement (including without limitation for purposes of Article IV hereof), except as otherwise expressly provided herein; provided that the provisions of this Agreement shall not be for the benefit of, applicable to or enforceable by any transferee, and such transferee shall not be deemed a Holder for purposes of this Agreement of Registrable Shares if the Holder effecting such transfer expressly shall have designated such transferee as not constituting a Holder subject to or entitled to the benefit of this Agreement at or prior to the effectiveness of the transfer of Registrable Shares to such transferee. Subject to the preceding sentence, this Agreement shall be binding upon the Company, each Holder, and their respective successors and permitted assigns.

     Section  6.5     Duplicate  Originals.  All  parties may sign any number of
                      --------------------
copies of this Agreement. Each signed copy shall be an original, but all of them together shall represent the same agreement.

     Section  6.6     Severability.  In  case  any  provision  in this Agreement
                      ------------
shall be held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions shall not in any way be affected or impaired thereby.

     Section  6.7     Specific  Performance.  The  Company  and  the  Holder  or
                      ---------------------
Holders recognize that if the Company refuses to perform under the provisions of this Agreement, monetary damages alone will not be adequate to compensate the Holder or Holders for its or their injury. The Holder or Holders shall therefore be entitled, in addition to any other remedies that may be available, to obtain specific performance of the terms of this Agreement.

     Section  6.8     No  Waivers;  Amendments.
                      ------------------------

     6.8.1 No failure or delay on the part of the Company or any Holder in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or any Holder at law or in equity or otherwise.

     6.8.2 Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Company and the Holders holding a majority of the Registrable Shares.

     Section  6.9     No  Affiliate Liability.  The partners, members, officers,
                      -----------------------
directors, shareholders and Affiliates of a Holder, the Company or their respective Affiliates shall not have any personal liability or obligation to any Person arising under this Agreement in such capacities.

     SIGNATURES  TO  SHAREHOLDERS  AGREEMENT


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the date first written above.

                                     TRITON  ENERGY  LIMITED



                                     By:/s/ Robert B. Holland, III
                                        Robert  B.  Holland,  III
                                        Chief  Executive  Officer,
                                        General  Counsel  and  Secretary


                                     HM4  TRITON,  L.P.

                                     By: HM  Fund  IV  Cayman  LLC,
                                         its  general  partner



                                     By: /s/ Daniel S. Dross
                                         Daniel  S.  Dross
                                         Senior  Vice  President

                                     Address:

                                     200  Crescent  Court
                                     Suite  1600
                                     Dallas,  Texas  75201